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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                F O R M   8 - K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) October 28, 1997
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                             Harris Bankcorp, Inc.
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             (Exact name or registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)




0-18179                                        36-2722782
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(Commission File Number)                       (IRS Employer Identification No.)



111 West Monroe Street, Chicago, Illinois                60603
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(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code       312-461-2121
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

      Not applicable


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      Not applicable


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

      Not applicable


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      Not applicable



ITEM 5.  OTHER EVENTS.

     On September 4, 1997, Harris Trust and Savings Bank, a wholly-owned subsidiary of Harris Bankcorp, Inc., announced that it had entered into a contract to transfer its credit card portfolio to a company to be owned by BankBoston Corporation, First Annapolis Consulting, Inc. and Bankmont Financial Corp., the parent corporation of Harris Bankcorp, Inc. The transaction is expected to close during fourth quarter 1997.

     At the time of this announcement, the Harris charge card portfolio balance amounted to approximately $750 million, representing less than 5% of Harris Bankcorp's total consolidated assets. Upon completion of the transfer, Harris Trust and Savings Bank will receive cash and an equity interest in the newly formed company, which it intends to immediately sell for cash to Bankmont Financial Corp. After the sale, Harris Trust and Savings Bank will no longer have a financial interest in the results of that business. The projected after-tax gain from the transaction is anticipated to be less than 10% of 1997 net income for Harris Bankcorp, Inc. The impact of this transaction on Harris Bankcorp's financial position and future results of operations is not expected to be material. A copy of the press release dated September 4, 1997 relating to this transaction is attached as an exhibit to this Form 8-K.


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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     Not applicable


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND EXHIBITS.

     Not applicable


ITEM 8.  CHANGE IN FISCAL YEAR.

     Not applicable

































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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      HARRIS BANKCORP, INC.
                                      (REGISTRANT)


                                     By         Paul R. Skubic
                                         --------------------------------
                                                Paul R. Skubic


                                     Its   Chief Accounting Officer
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Date  October 28, 1997
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